                                                                    EXHIBIT 99.1

                         SECURITIES PURCHASE AGREEMENT


     SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of June 29,
                                          ---------
1999, by and among CMGI, Inc., a Delaware corporation, with headquarters located at 100 Brickstone Square, Andover, MA 01810 ("Company"), and each of the
                                              -------
purchasers set forth on the signature pages hereto (the "Buyers").
                                                         ------

WHEREAS:

     A. The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States
                     ------------
Securities and Exchange Commission (the "SEC") under the Securities Act of 1933,
                                         ---
as amended and the rules and regulations promulgated thereunder (the "1933
                                                                      ----
Act");
---

     B. The Company has authorized a new series of preferred stock, designated as Series C Convertible Preferred Stock (together with any Series C Preferred Stock issued in replacement thereof or otherwise with respect thereto in accordance with the terms thereof, the "Preferred Shares"), having the rights,
                                        ----------------
preferences and privileges set forth in the Certificate of Designation, Rights and Preferences attached hereto as Exhibit A (the "Certificate of Designation");
                                                   --------------------------
     C. The Preferred Shares are convertible into shares of common stock, $0.01 par value per share, of the Company (the "Common Stock"), upon the terms
                                                ------------
and subject to the limitations and conditions set forth in the Certificate of Designation;

     D. The Buyers desire to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, an aggregate of 375,000 Preferred Shares for an aggregate purchase price of Three Hundred Seventy Five Million Dollars ($375,000,000);

     E. Each Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, the number of Preferred Shares as is set forth immediately below its name on the signature pages hereto;

     F. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit B (the "Registration Rights Agreement"),
                            ---------       -----------------------------
pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

NOW THEREFORE, the Company and each of the Buyers severally (and not jointly) hereby agree as follows:


1.   PURCHASE AND SALE OF PREFERRED SHARES

     A. PURCHASE OF PREFERRED SHARES. On the Closing Date (as defined below), the Company shall issue and sell to each Buyer and each Buyer severally agrees to purchase from the Company such number of Preferred Shares of the respective Tranches (as defined in the Certificate of Designation) as is set forth immediately below such Buyer's name on the signature pages hereto.

     B. FORM OF PAYMENT. On the Closing Date, (i) each Buyer shall pay the purchase price, which shall be $1,000 for each Preferred Share, for the Preferred Shares to be issued and sold to it at the Closing (as defined below) (the "Purchase Price") by wire transfer of immediately available funds to the
      --------------
account designated pursuant to the Escrow Agreement by and among the Company, the Buyers and the Escrow Agent ("Escrow Agent") designated therein in the form
                                  ------------
attached hereto as Exhibit C (the "Escrow Agreement"), against delivery of duly
                   ----------      ----------------
executed certificates representing the number of Preferred Shares which such Buyer is purchasing and (ii) the Escrow Agent shall deliver such certificates duly executed on behalf of the Company, to such Buyer, against delivery of such Purchase Price.

     C. CLOSING DATE. Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 5 and Section 6 below, the date and time of the issuance and sale of the Preferred Shares pursuant to this Agreement (the "Closing Date") shall be 5:00 p.m. Eastern Standard Time on June 29, 1999, or
 ------------
such other mutually agreed upon time (the "Closing").
                                           -------

     2. BUYERS' REPRESENTATIONS AND WARRANTIES. Each Buyer severally (and not jointly) represents and warrants to the Company that:

     A. INVESTMENT PURPOSE. As of the date hereof, the Buyer is purchasing the Preferred Shares and the shares of Common Stock issuable upon conversion or otherwise pursuant to the Preferred Shares (such shares of Common Stock sometimes referred to herein as the "Conversion Shares" and, collectively
                                           -----------------
with the Preferred Shares, the "Securities") for its own account and not with a
                                ----------
present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representation herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

     B. ACCREDITED INVESTOR STATUS. The Buyer is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D (an "Accredited Investor"),
                                                         -------------------
and was not organized for the specific purpose of acquiring the Securities.

     C. RELIANCE ON EXEMPTIONS. The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities. The Buyer acknowledges that it has reviewed the provisions of Rule 144 (as defined below) and in connection with the sale of the Securities other than pursuant to an effective registration statement under the 1933 Act will comply with terms of such rule or another available exemption from registration.

     D. INFORMATION. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representatives shall modify, amend or affect Buyer's right to rely on the Company's representations and warranties contained in
Section 3 below. The Buyer understands that its investment in the Securities involves a significant degree of risk.

     E. GOVERNMENTAL REVIEW. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

     F. TRANSFER OR RE-SALE. The Buyer understands that: (i) except as provided in the Registration Rights Agreement, the sale or re-sale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (b) the Buyer shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope reasonably satisfactory to the Company) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to a valid exemption from such registration, (c) the Securities are sold or transferred to an "affiliate" (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) ("Rule 144") of the Buyer who agrees to sell or otherwise
                  ---- ---
transfer the Securities only in accordance with this Section 2(F) and who is an Accredited Investor or (d) the Securities are sold pursuant to Rule 144 if available; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule 144 and further, if said Rule 144 is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC promulgated thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Registration Rights Agreement). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

G. LEGENDS. The Buyer understands that the Preferred Shares and, until such time as the Conversion Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Conversion Shares, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE APPLICABLE SECURITIES LAWS OR AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER THE APPLICABLE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED AS COLLATERAL IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LENDING ARRANGEMENT."

     The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope reasonably satisfactory to the Company, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act and such sale or transfer is effected or (c) such holder provides the Company with reasonable assurances and counsel to the Company provides an opinion (which opinion must be provided if such reasonable assurances are provided by such holder and the Company is in compliance with the conditions set forth in Rule 144(c)) that such Security can be sold pursuant to Rule 144. The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

     H. AUTHORIZATION; ENFORCEMENT. This Agreement and the Registration Rights Agreement have been duly and validly authorized by such Buyer. This Agreement has been duly executed and delivered on behalf of the Buyer, and this Agreement constitutes, and upon execution and delivery by the Buyer of the Registration Rights Agreement, such agreement will constitute, valid and binding agreements of the Buyer enforceable in accordance with their terms, subject, in each case, to applicable bankruptcy, insolvency, reorganization or similar laws affecting generally the enforcement of creditors' rights and subject to a court's discretionary authority with respect to the granting of specific performance or other equitable remedies.

     I. The execution and performance of this Agreement and the Registration Rights Agreement do not conflict with any agreement to which the Buyer is a party or is bound thereby, any court order or judgment addressed to the Buyer, or the constituent documents of the Buyer.

     J. RESIDENCY. The Buyer is a resident of the jurisdiction set forth immediately below such Buyer's name on the signature pages hereto.

     K. USE OF ASSETS. The assets being used by the Buyer to purchase the Securities do not constitute assets of any employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended), or any plan (within the meaning of Section 4975 of the Internal Revenue Code of 1986, as amended).

     3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Buyer that:

     A. ORGANIZATION AND QUALIFICATION. The Company and each of its Subsidiaries (as defined below) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. Schedule 3(A) sets forth a list of
                                             -------------
all of the Subsidiaries of the Company and the jurisdiction in which each is incorporated. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on (i) the Securities, (ii) the business, operations, assets or financial condition of the Company and its Subsidiaries taken as a whole, or
(iii) on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. "Subsidiaries" means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest and in which such ownership interest entitles the Company to elect a majority of the board of directors or similar governing body.

     B. AUTHORIZATION; ENFORCEMENT. (i) The Company has all requisite corporate power and authority to file and perform its obligations under the Certificate of Designation and to enter into and perform this Agreement and the Registration Rights Agreement and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement and the Registration Rights Agreement by the Company, the filing of the Certificate of Designation and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Preferred Shares and the issuance and reservation for issuance of the Conversion Shares issuable upon conversion of or otherwise pursuant to the Preferred Shares) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders is required, (iii) this Agreement has been duly executed and delivered by the Company, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Registration Rights Agreement and the execution and filing of the Certificate of Designation, each of, such agreements and instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting generally the enforcement of creditors' rights and subject to a court's discretionary authority with respect to the granting of specific performance or other equitable remedies.

     C. CAPITALIZATION. As of June 17, 1999, the authorized capital stock of the Company consists of: (i) 400,000,000 shares of Common Stock of which 95,301,250 shares are issued and outstanding, 21,518,841 shares are reserved for issuance pursuant to the Company's stock option plans, 1,346,154 shares are reserved for issuance upon conversion of the Series B Convertible Preferred Stock (the "Series B Stock") (in addition to any shares of Common Stock issuable pursuant to the anti-dilution provisions of such security), and less than 10,000,000 shares are reserved for issuance pursuant to securities (other than the Preferred Shares and the Series B Stock) exercisable for, or convertible into or exchangeable for shares of Common Stock except as set forth in Item 16 of Schedule 3(C)(i); and (ii) 5,000,000 shares of preferred stock, 250 of which
   -----------------
are designated as Series A Preferred Stock, none of which are issued and outstanding and 50,000 of which are designated as

Series B Preferred Stock, 35,000 of which are issued and outstanding. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. Except as disclosed in
Schedule 3(C), as of the effective date of this Agreement, (i) there are no
-------------
outstanding options, warrants, scrips, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except the Registration Rights Agreement) and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Preferred Shares or the Conversion Shares. The Company has made available to the Buyer a certified copy of the Company's Amended and Restated Certificate of Incorporation as in effect on the date hereof ("Certificate of
                                                               --------------
Incorporation"), the Company's Restated By-laws, as in effect on the date hereof
-------------
(the "By-Laws"), and the agreements containing the terms of all securities
      -------
convertible into or exercisable for Common Stock. The Company shall provide the Buyer with a written update of this representation signed by the Company's Chief Executive Officer or Chief Financial Officer on behalf of the Company as of the Closing Date.

     D. ISSUANCE OF SHARES. The Preferred Shares are duly authorized and, upon issuance in accordance with the terms of this Agreement and payment in respect thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of stockholders of the Company. The Conversion Shares are duly authorized and reserved for issuance, and, upon conversion of the Preferred Shares in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and will not be subject to preemptive rights or other similar rights of stockholders of the Company.

     E. ACKNOWLEDGMENT OF DILUTION. The Company understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Conversion Shares upon conversion of the Preferred Shares. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Preferred Shares in accordance with the Agreement and the Certificate of Designation is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company. The Company further acknowledges that its obligations to issue Conversion Shares upon conversion of the Preferred Shares is independent of, and notwithstanding, the fulfillment, breach or waiver of any covenant, representation, warranty or obligation of any Buyer, other than the obligation of a Buyer to tender the Preferred Shares in accordance with the terms of the Certificate of Designation.

     F. SERIES OF PREFERRED STOCK. The terms, designations, powers, preferences and relative, participating and optional or other rights, and the qualifications, limitations and restrictions of each series of preferred stock of the Company currently outstanding (other than the Preferred Shares) are as stated in the Series B Stock Certificate of Designations, Preferences and Rights (the "Series B Stock Certificate of Designation"), filed on or prior to the date hereof, and the By-laws. The terms, designations, powers, preferences and relative, participating and optional or other rights, and the qualifications, limitations and restrictions of the Preferred Shares are as stated in the Certificate of Designation.

     G. NO CONFLICTS. The execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the filing of the Certificate of Designation and the issuance and reservation for issuance of the Conversion Shares) will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation, Series B Stock Certificate of Designation or By-laws or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement or indenture to which the Company or, to the Company's knowledge, any of its Subsidiaries, is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities or, to the Company's knowledge, any of its Subsidiaries or their securities, are subject) applicable to the Company or, to the Company's knowledge, any of its

Subsidiaries, or by which any property or asset of the Company or, to the Company's knowledge, any of its Subsidiaries, is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor, to the Company's knowledge, any of its Subsidiaries, is in violation of its Certificate of Incorporation, By-laws or other organizational documents. The Company is not in default (and no event has occurred which with notice or lapse of time or both could put the Company in default) under, and the Company has not taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party or by which any property or assets of the Company is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company is not being conducted, and shall not be conducted so long as a Buyer owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for any such violations as would not, individually or in the aggregate, have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act, any applicable state securities laws and the rules of the NASDAQ National Market ("NASDAQ"), the Company is not required to obtain any consent, authorization
  ------
or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement, the Registration Rights Agreement or the Certificate of Designation in accordance with the terms hereof or thereof or to issue and sell the Preferred Shares in accordance with the terms hereof and to issue the Conversion Shares upon conversion of the Preferred Shares. Except as disclosed in Schedule 3(G), all consents, authorizations, orders, filings and
             -------------
registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not currently in violation of the listing requirements of NASDAQ. To the Company's knowledge, there are no facts or circumstances which might give rise to any of the foregoing.

     H. SEC DOCUMENTS; FINANCIAL STATEMENTS. Since July 31, 1997, the Company has timely filed all reports, schedules, forms, statements and other documents and any amendments in respect of the foregoing required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date
                       --------
hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents").
                                                                -------------
Attached hereto as Schedule 3(H) is a complete listing of the SEC Documents.  At
                   -------------
the time of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. To the Company's knowledge, none of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior to the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to July 31, 1998 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under United States generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company. Neither the Company nor any of its Subsidiaries or any of their officers, directors, employees or agents have provided the Buyers with any material, nonpublic information.

     I. ABSENCE OF CERTAIN CHANGES. Since July 31, 1998, there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition or results of operations of the Company or any of its Subsidiaries, taken as a whole.

     J. ABSENCE OF LITIGATION. There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, or their officers or directors in their capacity as such, that could have a Material Adverse Effect, and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing.
Schedule 3(J) contains a complete list and summary description of any pending or
-------------
threatened proceeding against or affecting the Company or the Company's officers and directors in their capacity as such or any of its Subsidiaries, without regard to whether it would have a Material Adverse Effect. To the Company's knowledge, there are no facts or circumstances which might give rise to any of the foregoing.

     K. PATENTS, COPYRIGHTS, ETC. The Company and each of its Subsidiaries owns or possesses the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights ("Intellectual Property") necessary to enable it to conduct its business as now
  ---------------------
operated (and, except as set forth in Schedule 3(K) hereof, to the best of the
                                      -------------
Company's knowledge, as presently contemplated to be operated in the future); there is no material claim or action by any person pertaining to, or proceeding pending, or to the Company's knowledge threatened, which challenges the right of the Company or of a Subsidiary with respect to any material Intellectual Property necessary to enable it to conduct its business as now operated (and, except as set forth in Schedule 3(K) hereof, to the Company's knowledge, as
                       -------------
presently contemplated to be operated in the future); to the Company's knowledge, the Company's or its Subsidiaries' current products, services and processes do not infringe on any Intellectual Property or other rights held by any person; and the Company is currently unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and each of its Subsidiaries have in their reasonable judgment taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

     L.   TAX STATUS.  Except as set forth on Schedule 3(L), the Company and
                                              -------------
each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject or filed extensions therefor (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reason-
ably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. Except as set forth on Schedule 3(L), the Company has not
                                           -------------
executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. Except as set forth on Schedule 3(L), none of the Company's tax returns is presently being
             -------------
audited by any taxing authority.

     M.   CERTAIN TRANSACTIONS.  Except as set forth on Schedule 3(M) and
                                                        -------------
except for arm's length transactions pursuant to which the Company or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Company or any of its Subsidiaries could obtain from third parties and other than the grant of stock options disclosed on Schedule
                                                                     --------
3(C), none of the officers, directors, or employees of the Company is presently
----
a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by or providing for rental of real or personal property to or from, or otherwise requiring payment to or from, any officer, director or such employee of the Company or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director or any such employee has a substantial interest or is an officer, director, trustee or partner.

     N. DISCLOSURE. All information relating to or concerning the Company or any of its Subsidiaries set forth in this Agreement and provided to the Buyers pursuant to Section 2(D) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or any of its Subsidiaries or its or their business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company's reports filed under the 1934 Act are being incorporated into an effective registration statement filed by the Company under the 1933 Act).

     O. ACKNOWLEDGMENT REGARDING BUYERS' PURCHASE OF SECURITIES. The Company acknowledges and agrees that the Buyers are acting solely in the capacity of arm's length purchasers with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by any Buyer or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Buyers' purchase of the Securities. The Company further represents to each Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

     P. NO INTEGRATED OFFERING. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Buyers. The issuance of the Securities to the Buyers will not be integrated with any other prior issuance of the Company's securities for purposes of any stockholder approval provisions applicable to the Company or its securities.

     Q.   NO BROKERS.  Except as set forth in Schedule 3(Q), the Company has
                                              -------------
taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby.

     R. PERMITS; COMPLIANCE. The Company and each of its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted except those, the absence of which, would not, individually or in the aggregate, have a Material Adverse Effect (collectively, the "Company Permits"), and there is no action pending or, to the knowledge of
     ---------------
the Company, threatened regarding suspension or cancellation of any of the Company Permits. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Since July 31, 1998, neither the Company nor any of its Subsidiaries has received any written notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

     S.   ENVIRONMENTAL MATTERS  (i)  Except as set forth in Schedule 3(S),
                                                             -------------
there are, to the Company's knowledge, with respect to the Company or any of its Subsidiaries or any predecessor of the Company, no past or present violations of Environmental Laws (as defined below), releases of any Hazardous Materials (as defined below) into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws and neither the Company nor any of its Subsidiaries has received any notice with respect to any of the foregoing, nor is any action pending or, to the Company's knowledge, threatened in connection with any of the foregoing. The term "Environmental Laws" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise
                -------------------
relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder. (ii) Except as set forth in Schedule 3(S) and other than those that are or were stored, used or
             -------------
disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company or any of its Subsidiaries, and no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company or any of its Subsidiaries during the period the property was owned, leased or used by the Company or any of its Subsidiaries, except, in each case, in the ordinary course of the Company's or any of its Subsidiaries' business. (iii) Except as set forth in Schedule 3(S), there are no underground
             -------------
storage tanks on or under any real property owned, leased or used by the Company or any of its Subsidiaries that are not in compliance with applicable law.

     T. INTERNAL ACCOUNTING CONTROLS. The Company maintains a system of internal accounting controls sufficient, in the judgment of the Company's Board of Directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     U. FOREIGN CORRUPT PRACTICES. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

     V. EMPLOYEE RELATIONS. Neither the Company nor any of its Subsidiaries is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened. None of the Company's or its Subsidiaries' employees is a member of a union, neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relations with their employees are good. No executive officer of the Company (as defined in Rule 501(f) of the 1933 Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company. No executive officer of the Company, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and, to the Company's knowledge, the continued employ-ment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.

     W. APPLICATION OF TAKEOVER PROTECTIONS. The Company has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the state of its incorporation which is or could become applicable to the Buyers as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and the Buyer's ownership of the Securities.

     X. RIGHTS AGREEMENT. The Company has not adopted a shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

     Y. YEAR 2000 COMPLIANCE. The Company has initiated a review and assessment of all areas within its and each Subsidiaries' business and operations that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by the Company or any of the Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31,
1999). Based on the foregoing, the Company believes that the computer applications that are currently material to its or any Subsidiaries' business and operations are reasonably expected to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000, except to the extent that a failure to do so would not reasonably be expected to have a Material Adverse Effect.

     Z. NO OTHER AGREEMENTS. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by this Agreement, the Registration Rights Agreement and the Certificate of Designation except as set forth in this Agreement, the Registration Rights Agreement or the Certificate of Designation.

     AA. INVESTMENT COMPANY. As of the date hereof, the Company has not received any correspondence from the Securities and Exchange Commission that would indicate that the exception under Rule 3(a)(2) of the Investment Company Act of 1940, as amended, would expire prior to October 31, 1999.

4.   COVENANTS.

     A. BEST EFFORTS. The parties shall use their best efforts to satisfy timely each of the conditions described in Section 5 and 6 of this Agreement.

     B. FORM D; BLUE SKY LAWS. The Company agrees to file a Form D with respect to the Securities as required under Regulation D of the Securities Act and to provide a copy thereof to each Buyer promptly after such filing. The Company shall take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Buyers at the applicable closing pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification).

     C. REPORTING STATUS; ELIGIBILITY TO USE FORM S-3. The Common Stock is registered under Section 12(g) of the 1934 Act. So long as any Buyer beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not, so long as any Buyer beneficially owns any of the Securities, terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. The Company currently meets, and, so long as any Buyer beneficially owns any of the Securities, will take reasonable action to continue to meet, the "registrant eligibility" requirements set forth in the general instructions to Form S-3 under the Securities Act.

     D. USE OF PROCEEDS. The Company shall use the proceeds from the sale of the Preferred Shares to fund working capital and for general corporate purposes including acquisitions and investments and to repay indebtedness.

     E. FINANCIAL INFORMATION. The Company agrees to send the following reports to each Buyer until such Buyer transfers, assigns, or sells all of the
Securities: (i) within ten (10) days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and any Current Reports on Form 8-K; and (ii) contemporaneously with the making available or giving to the stockholders of the Company, copies of any notices or other information the Company makes available or gives to such stockholders.

     F. RESERVATION OF SHARES. The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion of the outstanding Preferred Shares and issuance of the Conversion Shares in connection therewith. Without limiting the generality of the foregoing, the Company has irrevocably authorized and instructed its transfer agent to reserve approximately 5,000,000 shares of Common Stock for initial issuance upon conversion of the Preferred Shares. The Company shall not reduce the number of shares of Common Stock reserved for issuance upon conversion of Preferred Shares without the consent of the Buyers holding at least a majority of the Preferred Shares then outstanding, which consent shall not be unreasonably withheld. The Company shall use its best efforts at all times to maintain the number of shares of Common Stock so reserved for issuance at no less than the number that is then actually issuable upon full conversion of the Preferred Shares as set forth in the Certificate of Designation. If at any time the number of shares of Common Stock authorized and reserved for issuance is below the number of Conversion Shares issued and issuable upon conversion of the Preferred Shares, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company's obligations under this
Section 4(F), in the case of an insufficient number of authorized shares, and using its best efforts to obtain stockholder approval of an increase in such authorized number of shares.

     G. LISTING. The Company shall promptly secure the listing of the Conversion Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and, so long as any Buyer or its assigns owns any of the Securities, shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of the Conversion Shares. The Company will obtain and, so long as any Buyer owns any of the Securities, maintain the listing and trading of its Common Stock on NASDAQ, the NASDAQ Small Cap Market ("NASDAQ Scalecap"), the New York Stock Exchange ("NYSE"), or the American
  ---------------                                  ----
Stock Exchange ("AMEX") and will comply in all material respects with the
                 ----
Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers, Inc. ("NASD") and such
                                                       ----
exchanges, as applicable. The Company shall promptly provide to each Buyer copies of any notices it receives from NASDAQ and any other exchanges or quotation systems on which the Common Stock is then listed regarding the continued eligibility of the Common Stock for listing on such exchanges and quotation systems; provided, however, that to the extent the Company discloses to a Buyer that the Company has material non-public information and a Buyer requests that such information not be disclosed to such Buyer, if such information is of the type required to be delivered pursuant to this

Section 4(G), the Company shall not be obligated to disclose such information pursuant to this Section 4(G).

     H. NO INTEGRATION. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the 1933 Act or cause the offering of Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

     I. TRADING GUIDELINES. So long as a Buyer holds Preferred Shares, such Buyer covenants and agrees that it will conduct all transactions in the Common Stock in compliance with applicable Federal and State securities laws. So long as a Buyer holds Preferred Shares, such Buyer will not on any given date have a net short position in the Common Stock which exceeds the number of shares of Common Stock which such Buyer reasonably expects to receive upon conversion of the Preferred Shares then held by such Buyer and upon conversion or exercise of other securities issued by the Company then held by such Buyer. Subject to the Buyer's compliance with the second sentence of this Section 4(I), and notwithstanding any other provision of this Agreement, the Buyer shall not be in breach of this Agreement (including without limitation the first sentence of this Section 4(I)) to the extent that (i) such Buyer does not effect purchases or sales of securities knowingly or with the intent of violating Federal or state securities laws or (ii) such Buyer's purchases or sales of securities are effected in a manner consistent with the transactions described in Exhibit 3 to
                                                                   ---------
the Registration Rights Agreement (whether or not the Registration Statement is then effective) or do not involve securities acquired directly from the Company.

     J. TRANSFER AGENT INSTRUCTIONS. The Company shall issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of each Buyer or its nominee, for the Conversion Shares in such amounts as specified from time to time by each Buyer to the Company upon conversion of the Preferred Shares in accordance with the terms thereof (the "Irrevocable
                                                             -----------
Transfer Agent Instructions").  Prior to registration of the Conversion Shares
---------------------------
under the 1933 Act or the date on which the Conversion Shares may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, all such certificates shall bear the restrictive legend specified in Section 2(G) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section

4(J), and stop transfer instructions to give effect to Section 2(F) hereof (in the case of the Conversion Shares, prior to registration of the Conversion Shares under the 1933 Act or the date on which the Conversion Shares may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold), will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way the Buyer's obligations and agreement set forth in Section 2(G) hereof to comply with all applicable prospectus delivery requirements, if any, upon re-sale of the Securities. If a Buyer provides the Company with (i) an opinion of counsel, reasonably satisfactory to the Company, to the effect that a public sale or transfer of such Securities may be made without registration under the 1933 Act and such sale or transfer is effected or
(ii) the Buyer provides reasonable assurances and counsel to the Company provides an opinion (which opinion must be provided if such reasonable assurances are provided by such holder and the Company is in compliance with the conditions set forth in Rule 144(c)) that the Securities can be sold pursuant to Rule 144, the Company shall permit the transfer, and, in the case of the Conversion Shares, promptly instruct its transfer agent to issue one or more certificates, free from any restrictive legend, in such name and in such denominations as specified by such Buyer.

5. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL. The obligation of the Company hereunder to issue and sell the Preferred Shares to a Buyer at the Closing is subject to the satisfaction, on or before the Closing Date of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by prior delivery of written notice of such waiver to each Buyer:

     A. The applicable Buyer shall have executed this Agreement, the Escrow Agreement, dated June 29, 1999, by and between the Company and the signatories thereto (the "Escrow Agreement"), and the Registration Rights Agreement, and delivered the same to Shoreline Pacific Institutional Finance, The Institutional Division of Financial West Group ("Shoreline").

     B. The applicable Buyer shall have delivered the Purchase Price in accordance with Section 1(B) above.

     C. The Certificate of Designation shall have been accepted for filing with the Secretary of State of the State of Delaware.

     D. The representations and warranties of the applicable Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a particular date and in such case shall be true and correct as of that particular date), and the applicable Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Buyer at or prior to the Closing Date.

     E. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

     F. The Company shall have received an acknowledgment letter dated June 29, 1999 in the form attached hereto as Exhibit D from each Buyer regarding
                                        ---------
certain transactions the Company may be contemplating.

6. CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE. The obligation of each Buyer hereunder to purchase the Preferred Shares at the Closing is subject to the satisfaction, on or before the Closing Date of each of the following conditions, provided that these conditions are for such Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion by prior delivery of written notice by each Buyer to the Company:

     A. The Company shall have executed this Agreement, the Escrow Agreement and the Registration Rights Agreement, and delivered the same to Shoreline.

     B. The Company shall have delivered to the Escrow Agent duly executed certificates (in such denominations as the Buyer shall request) representing the Preferred Shares in accordance with Section 1(B) above.

     C. The Certificate of Designation shall have been accepted for filing with the Secretary of State of the State of Delaware, and a copy thereof certified by such Secretary of State shall have been made available to such Buyer.

     D. The Irrevocable Transfer Agent Instruction, in form and substance satisfactory to a majority in interest of the Buyers, shall have been delivered to and acknowledged in writing by the Company's Transfer Agent.

     E. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a particular date and in such case shall be true and correct as of that particular date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Buyer shall have received a certificate, executed by the Chief Financial Officer of the Company, dated as of the Closing Date, to the foregoing effect.

     F. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

     G. The Buyer shall have received an opinion of the Company's counsel, dated as of the Closing Date, in form, scope and substance reasonably satisfactory to the Buyer and in substantially the same form as Exhibit E
                                                                ---------
attached hereto.

     H.   The Buyer shall have received an officer's certificate described in
Section 3(C) above, dated as of the Closing Date.

     I. The Company shall have delivered to such Buyer an assistant secretary's certificate, dated as of the Closing Date, as to (i) the resolutions adopted by the Company's Board of Directors consistent with Section 3(B)(ii),
(ii) the Certificate of Incorporation and (iii) the By-laws, each as in effect at the Closing.

     J. Trading in the Common Stock on the NASDAQ National Market shall not have been suspended by the SEC or the NASDAQ National Market.

7. STANDSTILL AGREEMENT. A. Each Buyer agrees that, for a period beginning on the date hereof and ending on the date on which it no longer owns any Preferred Shares or Conversion Shares, it will not, directly or indirectly (unless in any such cases specifically invited in writing to do so by the Board of Directors of the Company), do any of the following except as required pursuant to or otherwise contemplated by this Agreement and the Certificate of Designation or as a result of any stock split, stock dividend, stock repurchase or similar recapitalization by the Company or otherwise to enforce such Buyer's rights under this Agreement and the Certificate of Designation or the Registration Rights Agreement:

     (i) acquire, offer to acquire, or agree to acquire by purchase or otherwise, individually or by joining a partnership, limited partnership, syndicate or other "group" (as such term is used in Section 13(d)(3) of the 1934
Act) (any such act, to "acquire"), any securities of the Company entitled to vote, or securities convertible into or exercisable or exchangeable or redeemable for such securities (collectively, "Voting Securities") if, after
                                               -----------------
such acquisition, the Buyer would beneficially own (as such term is defined in Rule 13d-3 of the 1934 Act) 10% or more of the total combined voting power of the Voting Securities then outstanding;

     (ii) form, join, participate in or encourage the formation of a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of Voting Securities; provided, however, for purposes of this Section 7(ii), each Buyer and its affiliates shall not be considered to be a syndicate or other group;

     (iii) make, or in any way participate in, directly or indirectly, any "solicitation" of "proxies" (as such terms are defined or used in Regulation 14A under the 1934 Act) or become a "participant" in any "election contest" (as such terms are defined or used in Rule 14a-11 under the Exchange Act) with respect to the Company (other than by way of such Buyer exercising its right to vote its Voting Securities), or initiate, propose or otherwise solicit stockholders of the Company for the approval of one or more stockholder proposals with respect to the Company or induce or attempt to induce any other person to initiate any stockholder proposal;

     (iv) deposit any Voting Securities into a voting trust or subject them to any voting agreement or other agreement or arrangement with respect to the voting of such Voting Securities;

     (v) otherwise act, directly or indirectly, alone or in concert with others, to seek to control the management, Board of Directors, policies or affairs of the

Company or any of its Subsidiaries, or solicit, propose, seek to effect or negotiate with any other person with respect to any form of business combination transaction involving, directly or indirectly, the Company or any of its Subsidiaries, or any restructuring, recapitalization or similar transaction with respect to the Company or any of its Subsidiaries, or announce or disclose an intent, purpose, plan or proposal with respect to the Company or any of its Subsidiaries or any Voting Securities inconsistent with the provisions of this Agreement, including an intent, purpose, plan or proposal that is conditioned on or would require the Company to waive the benefit of or amend any provision of this Agreement, or assist, participate in, facilitate or encourage or solicit any effort or attempt by any person to do or seek to do any of the foregoing; and

     (vi) encourage or render advice to or make any recommendation or proposal to any person, or directly or indirectly participate, aid and abet or otherwise induce any person or engage in any of the actions prohibited by this Section 7 or to engage in any actions consistent with such prohibitions.

     B. The Company and each of the Buyers agree that the initial purchase of the Preferred Shares by the Buyers hereunder and the conversion of the Preferred Shares into Conversion Shares in accordance with the provisions of the Certificate of Designation shall not constitute the formation of a group (as such term is used in Section 13d-3 of the 1934 Act) with respect to Voting Securities.

8.   GOVERNING LAW; MISCELLANEOUS.

     A. GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. The parties hereto hereby submit to the exclusive jurisdiction of the United States Federal Courts and the state courts located in Delaware with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company and each Buyer irrevocably waive any defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company and each Buyer further agree that service of process upon a party mailed by first class mail shall be deemed in every respect effective service of process upon the party in any such suit or proceeding. Nothing herein shall affect any party's right to serve process in any other manner permitted by law. The Company and each Buyer agree a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     B. COUNTERPARTS; SIGNATURES BY FACSIMILE. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

     C. HEADINGS. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

     D. SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     E. ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the Schedules, Exhibits and instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the holders of at least a majority of the Preferred Shares then outstanding. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Preferred Shares then outstanding. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of this Agreement, the Registration Rights Agreement or the Certificate of Designation unless the same consideration also is offered to all the parties to this Agreement or the Registration Rights Agreement or holders of the Preferred Shares, as the case may be.

     F. NOTICES. Any notices required or permitted to be given under the terms of this Agreement shall be sent overnight by express mail or delivered person-ally or by courier (including an overnight delivery service) or by facsimile and shall be effective upon receipt, if delivered by overnight express mail, personally or by courier (including an overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

If to the Company:

     CMGI, Inc.
     100 Brickstone Square
     Andover, MA 01810
     Attention:  Chief Executive Officer
     Facsimile:  978-684-3618

With copy to:

     Skadden, Arps, Slate, Meagher & Flom LLP
     919 Third Avenue
     New York, NY 10022
     Attention:    Morris J. Kramer, Esq.
                   David J. Goldschmidt, Esq.
     Facsimile:  212-735-2000

If to a Buyer: To the contact information set forth immediately below such Buyer's name on the signature pages hereto.

Each party shall provide written notice to the other party of any change in address.

     G. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other; provided, that, subject to Section 2(F), any Buyer may assign its rights and obligations hereunder to any person that purchases Securities in a private transaction from a Buyer or to any of its "affiliates," as that term is defined under the 1934 Act, without the consent of the Company; provided, further, however, that the transferee has agreed in writing to be bound by the provisions of this Agreement and acknowledges the assignment provisions of the Registration Rights Agreement with such transferee becoming a "Buyer" under this Agreement with all of the rights and obligations a Buyer has hereunder and the Company shall have been notified of the name and address of the transferee.

     H. THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     I. INDEMNIFICATION. The Company agrees to indemnify and hold harmless each of the Buyers and their respective officers, directors, employees and agents for loss, cost or damage (including reasonable attorney's fees) arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties, obligations and covenants set forth in this Agreement or in the Certificate of Designation or in connection with the enforcement by such Buyer of any of the Company's obligations hereunder or thereunder, including the enforcement of this indemnity.

     J. PUBLICITY. The Company shall file either a press release or a Form 8-K under the 1934 Act with respect to the transactions contemplated hereby within five (5) business days of the Closing Date and Citadel Investment Group, L.L.C. on behalf of Wingate Capital Ltd. and Fisher Capital Ltd. shall be given a reasonable opportunity to review and comment on such disclosure document before it is released or filed, as the case may be.

     K. FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     L. NO STRICT CONSTRUCTION. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     M. EXPENSES. Each of the parties hereto shall pay its own costs and expenses in connection with the transactions contemplated hereby, whether or not such transactions shall be consummated, except as shall be explicitly provided otherwise in the Registration Rights Agreement.

     N. SURVIVAL. The representations and warranties of the Company and the agreements and covenants set forth in Sections 3, 4, 5 and 8 shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyers, except that the representations and warranties contained in Section 3 shall terminate on the earlier to occur of December 31, 2002 or the expiration of the applicable statute of limitations period (other than with respect to any claim by a third party who is not an affiliate of such Buyer against the party to this Agreement who seeks to assert a claim based on such representations and warranties).

     O. KNOWLEDGE CLAUSES. As used in this Agreement, the phrases "to the Company's knowledge," "to the knowledge of the Company" and phrases of similar import means the knowledge of the Chief Executive Officer, President, any Vice President and the Chief Financial Officer of the Company, after reasonable investigation and inquiry commensurate with that of a reasonable person holding such position with a public company in the ordinary course of business.

     P. REMEDIES. The Company acknowledges that a breach by it of its obligations under this Agreement, the Registration Rights Agreement or the Certificate of Designation will cause irreparable harm to each Buyer by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement, the Registration Rights Agreement or the Certificate of Designation will be inadequate and agrees, in the event of a breach or threatened breach by the Company of any of the provisions of this Agreement, the Registration Rights Agreement or the Certificate of Designation, that each Buyer shall be entitled, in addition to all other available remedies in law or in equity, to an injunction or injunctions to prevent or cure any breaches of the provisions of this Agreement, the Registration Rights Agreement or the Certificate of Designation and to enforce specifically the terms and provisions of the Agreement, the Registration Rights Agreement or the Certificate of Designation, without the necessity of showing economic loss and without any bond or other security being required.

IN WITNESS WHEREOF, the undersigned Buyers and the Company have caused this Agreement to be duly executed as of the date first above written.

CMGI, INC.

By:  /s/ Andrew J. Hajducky III
     Andrew J. Hajducky III
     Executive Vice President, Chief Financial Officer & Treasurer


Wingate Capital Ltd.


By:    /s/ Kenneth A. Simpler
Name:  Kenneth A. Simpler
Title:  Vice President
RESIDENCE:  Cayman Islands

ADDRESS:  c/o Citadel Investment Group, L.L.C.
          225 W. Washington Street
          Chicago, IL  60606

AGGREGATE SUBSCRIPTION AMOUNT:   $54,322,000
Number of Tranche 1 Preferred Shares:  18,108
Number of Tranche 2 Preferred Shares:  18,107
Number of Tranche 3 Preferred Shares:  18,107
Aggregate Number of Preferred Shares:  54,322

Fisher Capital Ltd.


By:    /s/ Kenneth A. Simpler
Name:  Kenneth A. Simpler
Title: Vice President
RESIDENCE: Cayman Islands

ADDRESS:  c/o Citadel Investment Group, L.L.C.
          225 W. Washington Street
          Chicago, IL  60606

AGGREGATE SUBSCRIPTION AMOUNT:  $84,964,000
Number of Tranche 1 Preferred Shares: 28,322
Number of Tranche 2 Preferred Shares: 28,321
Number of Tranche 3 Preferred Shares: 28,321
Aggregate Number of Preferred Shares: 84,964

Westgate International, L.P
By:  Martley International, Inc. - Attorney in Fact


By:    /s/ Elliot Greenberg
Name:  Elliot Greenberg
Title: Vice-President
RESIDENCE: Cayman Islands

ADDRESS:  Westgate International, L.P.
          c/o Midland Bank Trust Corporation (Cayman) Limited
          P.O. Box 1109
          Grand Cayman, Cayman Islands

AGGREGATE SUBSCRIPTION AMOUNT:  $46,429,000
Number of Tranche 1 Preferred Shares: 15,477
Number of Tranche 2 Preferred Shares: 15,476
Number of Tranche 3 Preferred Shares: 15,476
Aggregate Number of Preferred Shares: 46,429

The Liverpool Limited Partnership

By:    Liverpool Associates, Ltd. - its General Partner

By:    /s/ Elliot Greenberg

Name:  Elliot Greenberg
Title: Vice-President
RESIDENCE: Bermuda

ADDRESS:  The Liverpool Limited Partnership
          Cedar House
          41 Cedar Avenue
          Hamilton, HM12, Bermuda

AGGREGATE SUBSCRIPTION AMOUNT: $46,428,000
Number of Tranche 1 Preferred Shares: 15,476
Number of Tranche 2 Preferred Shares: 15,476
Number of Tranche 3 Preferred Shares: 15,476
Aggregate Number of Preferred Shares: 46,428

Silver Oak Capital, L.L.C.
As agent for and on behalf of the entities listed on Schedule 1


By: /s/ Michael L. Gordon
    ----------------------

Name:  Michael L. Gordon
Title: Managing Member

RESIDENCE:

ADDRESS:  Angelo, Gordon & Company
          245 Park Avenue
          New York, NY  10167
Attn:     Ari Storch

AGGREGATE SUBSCRIPTION AMOUNT:  $92,857,000
Number of Tranche 1 Preferred Shares: 30,953
Number of Tranche 2 Preferred Shares: 30,952
Number of Tranche 3 Preferred Shares: 30,952
Aggregate Number of Preferred Shares: 92,857

RGC International Investors, LDC
Rose Glen Capital Management, L.P.

By: RGC General Partner Corp.

By:  /s/ Wayne Bloch
    ------------------------
Name:  Wayne Bloch
Title: Managing Director

RESIDENCE:  Cayman Islands

ADDRESS:  c/o Rose Glen Capital Management, L.P.
          3 Bala Plaza East, Suite 200
          251 St. Asaphs Road
          Bala Cynwyd, PA  19004

AGGREGATE SUBSCRIPTION AMOUNT:   $50,000,000
Number of Tranche 1 Preferred Shares:  16,667
Number of Tranche 2 Preferred Shares:  16,667
Number of Tranche 3 Preferred Shares:  16,666
Aggregate Number of Preferred Shares:  50,000

                                   EXHIBIT A
                                   ---------

                          Certificate of Designation
                          --------------------------

                          See Exhibits 99.3 and 99.4

                                   EXHIBIT B
                                   ---------

                         Registration Rights Agreement
                         -----------------------------

                               See Exhibit 99.2

                                   Exhibit C
                                   ---------

                               Escrow Agreement
                               ----------------

                                   (Omitted)

                                   Exhibit D
                                   ---------

                             Acknowledgment Letter
                             ---------------------

                                   (Omitted)

                                   Exhibit E
                                   ---------

                              Opinion of Counsel
                              ------------------

                                   (Omitted)